Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Event

NOTE 12—SUBSEQUENT EVENT

Revolving credit facility

Subject to the terms and conditions of Legend Canada’s revolving credit facility with National Bank of Canada, a review was conducted in early 2012. As a result of this review by the Bank, it was determined that the reserves underlying the facility had decreased in value, and as such the maximum borrowing base would be decreased accordingly. The revised borrowing base was set at CA$4,000,000 ($3,998,800USD), with a scheduled review of May 31, 2012. Concurrently, we arranged a Bridge facility of CA$1,500,000 ($1,499,550USD) to supplement the revolving credit facility, for a total of CA$5,500,000 ($5,498,350USD) in borrowing base from National Bank of Canada. Borrowings under the bridge facility bear interest at the Bank’s prime rate of interest plus 2%. In order to induce the Bank to revise the credit facility, Legend Oil and Gas, Ltd. provided a guarantee under the revised credit facility. All of the borrowings under the revised credit facility are payable upon demand at any time.

Put Agreements

As discussed in Note 6, the August 10, 2011 preferred stock issuance and October 20, 2011 common stock issuance both had a put right, based our ability to have our Common Shares listed on a market more senior than the OTCBB on or before March 31, 2012. As of the date of this Report, we have not obtained a senior listing for our Common Shares and these put rights will become exercisable on April 1, 2012. We are currently in discussions with Sovereign and the holders of our convertible preferred stock whether they would be willing to extend the March 31 deadline or to waive their put rights. As of the date of this Report, we have received signed waivers from the holders of our convertible preferred stock of their put rights in consideration for our issuance to them of additional Common Shares; however, these waivers are contingent on Sovereign also agreeing to waive its rights. Sovereign has verbally indicated that it is willing to agree to a standstill agreement to not exercise the put rights while we continue in discussions.

Share Issuance

Under the security price guarantee described in Note 3, we are required to issue additional Common Shares to Sovereign if the volume weighted average trading price (VWAP) of our Common Shares falls below threshold amounts during certain specified 10-day periods upon the registration statement being declared effective on March 15, 2012. During this first VWAP period (March 8 through March 21, 2012), the volume weighted average trading price of our Common Shares was $0.8992. As a result, we are obligated to issue an additional 4,348,8551 Common Shares to Sovereign; provided, however, that the agreement provides that we cannot issue shares to Sovereign that would cause it to become a 10% shareholder, unless Sovereign expressly waives this limitation. As of the date of this Report, Sovereign has not waived the 10% limitation, and we are currently obligated to issue approximately 1,650,000 Common Shares. We have not yet issued any of these additional Common Shares to Sovereign.